Exhibit 99.1

Contango ORE Announces Initial Results of 2013 Exploration Program

HOUSTON--(BUSINESS WIRE)--July 16, 2013--Contango ORE, Inc. (CTGO.PK) announced today the initial drilling results in its 2013 exploration program at its 765,000 acres near Tetlin, AK. The initial results are part of a $10 million 2013 exploration program that includes drilling 55-67 holes over a five-month period from June through the end of October. Results to date reflect 8 holes drilled and analyzed that are summarized in Table 1 below. Analytical results are pending from an additional 19 holes.

In general, all of the 2013 holes intercepted a 100 to 125 foot wide zone of mineralization. The drill intervals in holes 13062-064 represent infill drilling while those from holes 13066 to 069 represent infill and expansion drilling. See map below for drilling locations. The early results of our 2013 drilling program indicate that the previously identified Peak zone will be extended along both strike and dip relative to the known limits from previous drilling.

Mr. Brad Juneau, President of the Company, said, “The preliminary results of our 2013 exploration program at our Tetlin project continue to meet our expectations in terms of gold, silver, and copper grade as well as thickness. Our goal is to identify sufficient mineral resources by the end of 2013 to justify initial reviews of economic and engineering parameters on the project. We expect to be drilling continuously with a two-rig program throughout the rest of the summer and early fall in an attempt to delineate the limits of the Peak Zone as well as test additional exploration prospects. We are awaiting final interpretations of new airborne geophysical data we acquired earlier this summer before selecting our exploratory drilling sites, anticipated to be in late July.”

Contango ORE has taken additional mining claims this spring in the vicinity of Tok, AK covering 40,200 acres. These claims were selected based on proximity to known mineral occurrence, access to existing infrastructure, and which complement our existing exploration program in terms of leveraging our local knowledge based on our exploration results to date. We have initiated exploration activities on these new claims.

Contango ORE, Inc. (CORE) is a Houston-based company that engages in the exploration in Alaska for gold and associated minerals and rare earth elements. Additional information can be found on our web page at www.contangoore.com.

This press release contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and rare earth elements; the existence and extent of commercially exploitable minerals in properties acquired by CORE; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; and the possibility that government policies may change or governmental approvals may be delayed or withheld, including the inability to obtain any mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

Table 1

Significant 2013 gold drill results from initial drill holes at the Peak zone, Chief Danny prospect, Tetlin project, Alaska. Sample intervals are calculated using a 0.5 gpt lower cut off for gold with no internal waste greater than 3 meters less than cutoff grade. Intercepts shown are drill intercept lengths. All holes reported were completed at -60 degree inclination along azimuth 225 degrees to intercept mineralization at approximately right angles. The grade cutoff for gold (Au) is 0.5 gpt; for silver (Ag) is 10 gpt; and for copper (Cu) is 0.1 gpt.

Num	Drill Hole	From_m	To_m	Int_m	Au_opt	Au_gpt	Ag_gpt	Cu_pct
1	TET13062	6.10	9.10	3.00	0.037	1.265	6.9	0.106
2	TET13062	79.40	80.80	1.40	0.052	1.783	1.1	0.031
3	TET13062	83.20	85.10	1.90	0.024	0.822	0.9	0.026
4	TET13062	88.90	153.70	64.80	0.382	13.101	21.0	0.482
5	including	109.70	118.90	9.20	0.923	31.640	28.5	0.711
6	including	115.40	116.20	0.80	2.013	69.000	72.5	1.785
7	and	125.80	126.50	0.70	1.286	44.100	52.1	0.836
8	and	128.10	133.70	5.60	0.985	33.774	56.5	0.833
9	including	132.80	133.70	0.90	1.394	47.800	172.0	3.260
10	TET13063	131.11	171.60	40.49	0.483	16.550	36.1	0.732
11	including	146.00	148.65	2.65	2.365	81.100	178.0	3.920
12	and	153.35	155.14	1.79	1.671	57.300	121.0	0.762
13	TET13064	89.10	95.10	6.00	0.007	0.257	26.5	0.325
14	including	91.00	93.20	2.20	0.017	0.591	59.9	0.691
15	TET13064	120.50	122.90	2.40	0.016	0.549	9.2	0.202
16	TET13064	147.20	152.20	5.00	0.043	1.487	1.9	0.052
17	TET13064	156.60	189.40	32.80	0.310	10.638	6.4	0.198
18	including	163.00	166.50	3.50	1.213	41.586	15.3	0.461
19	including	163.70	164.80	1.10	2.225	76.300	19.2	0.499
20	and	171.00	173.60	2.60	0.712	24.400	13.4	0.494
21	and	174.30	177.70	3.40	0.590	20.212	7.5	0.323
22	and	181.50	183.50	2.00	0.680	23.300	8.4	0.295
23	TET13065	157.60	159.10	1.50	0.039	1.325	3.4	0.110
24	TET13065	184.45	206.93	22.48	0.034	1.160	10.5	0.403
25	including	186.55	188.47	1.92	0.125	4.270	15.6	0.705
26	and	203.00	204.50	1.50	0.153	5.240	40.7	1.290
27	TET13067	104.60	110.30	5.70	0.001	0.037	5.9	0.263
28	TET13067	114.80	125.10	10.30	0.005	0.180	18.2	0.215
29	TET13068	0.00	48.80	48.80	0.011	0.365	23.1	0.269
30	including	6.10	21.00	14.90	0.031	1.062	47.6	0.212
31	TET13068	54.90	79.20	24.30	0.004	0.148	10.0	0.312
32	TET13068	82.30	91.40	9.10	0.001	0.029	9.7	0.644
33	including	88.80	91.40	2.60	0.002	0.057	25.9	1.450
34	TET13068	94.50	98.30	3.80	0.000	0.002	2.6	0.224
35	TET13068	103.70	112.80	9.10	0.001	0.033	4.0	0.160
36	TET13068	128.40	132.30	3.90	0.000	0.002	1.2	0.120
37	TET13068	137.20	140.20	3.00	0.001	0.030	7.6	0.234
38	TET13069	54.60	63.70	9.10	0.000	0.000	3.6	0.106
39	TET13069	72.90	122.60	49.70	0.001	0.032	10.9	0.538
40	including	86.60	94.80	8.20	0.002	0.074	23.8	1.373
41	TET13069	136.70	141.35	4.65	0.000	0.004	4.5	0.133
42	TET13069	158.60	162.63	4.03	0.006	0.214	124.1	3.055
43	including	160.60	161.09	0.49	0.026	0.882	343.0	7.260

Peak Zone Map – Drilling Locations

0 20 40 80
Meters
1 cm = 20 meters (1:2000)
Explanation
Drilling complete - geochem received
Drilling complete - all samples to lab
Drilling complete
Drilling in progress
Proposed
Drill collar - Pre 2013
Road
TET12033
TET12034
TET12032
TET12031
TET12047
TET12048
TET12049
TET12046
TET12045
TET12044
TET13Q
TET13R
TET13L
TET13087
Tet13K
TET13086
TET13073
Tet13J
TET13S
TET13M
TET12042
TET13072
TET13065
TET12035
Tet13B1
Tet13T
TET13N
TET12043
TET12037
TET12036
TET12041
TET13071
TET13064
Tet13C1
Tet13U
Tet13O
Tet13I
Tet13H1
TET13070
TET13063
Tet13D1
Tet13V
Tet13P
TET12057
TET13081
Tet13I1
TET13088
TET13062
Tet13H
Tet13E1
Tet13W
TET12018
TET13080
TET13085
Tet13J1
TET13089
TET13079
Tet13F1
Tet13X
TET13084
Tet13K1
Tet13F
TET12040
Tet13G1
Tet13Y
TET13078
TET12019
TET13083
TET13077
TET13090
Tet13C
Tet13Z
TET13082
TET12038
TET13076
TET13069
TET12039
Tet13D
TET13075
TET13068
TET12017
TET12061
TET12016
TET13074
TET13067
TET13066
TET12059
TET12058
TET12060

CONTACT:
Contango ORE, Inc.
Brad Juneau, 713-621-7325
www.contangoore.com